Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Costs and expenses:
Research and development	$ 6,792
General and administrative	6,889
Total costs and expenses	13,681
Loss from operations	(13,681)
Interest (expense) income	(507)
Other loss	(374)
Net loss before income tax benefit	(14,562)
Net loss	(14,562)
Add: accretion of preferred stock dividends	(7,063)
Net loss attributable to common stockholders	$ (21,625)
Net loss attributable to common stockholders per share -Basic and diluted (in dollars per share)	$ (14.89)
Weighted average common shares outstanding:
Basic and diluted (in shares)	1,452
Unaudited basic and diluted proforma net loss attributable to common stockholders per share (in dollars per share)	$ 0.65
Unaudited basic and diluted proforma weighted average shares outstanding (in shares)	22,491